Encore Capital Group, Inc. Q1 2015 EARNINGS CALL Exhibit 99.1

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY 3 ENCORE DELIVERED RECORD ECONOMIC EARNINGS Economic EPS** $1.23 GAAP EPS* $1.08 GAAP Net Income* $29 million Adjusted Income** $32 million Estimated Remaining Collections of $5.1 billion * Attributable to Encore ** Please refer to Appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted Income to GAAP *** Cost to Collect = Adjusted Operating Expenses / Dollars collected. See Appendix for reconciliation of Adjusted Operating Expenses to GAAP. Adjusted EBITDA** $266 million Collections $425 million Cost to Collect*** 38.8%

PROPRIETARY 4 COLLECTIONS IN Q1 REACHED AN ALL-TIME RECORD DRIVEN BY CONSUMER-FOCUSED PROGRAMS… 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 Collection Sites Legal Collections Collection Agencies $M 351 425 278 380 394 397 409 407 Collections by Channel

PROPRIETARY LAST YEAR WE SHOWED YOU THAT OUR STRATEGIES ARE DRIVING HIGHER LIQUIDATION 5 Indexed vintage year liquidation rate1 1. Of like portfolios and time periods, covering first 12-months of collections after purchase. 150 131 100 2012 2009 2016F

PROPRIETARY ONE ADDITIONAL YEAR OF PERFORMANCE DEMONSTRATES THE POWER OF CONTINUING IMPROVEMENT 6 Indexed vintage year liquidation rate1 0 50 100 150 200 250 0 12 24 2009 Vintage 2012 Vintage 100 176 131 239 $63 improvement Months Since Purchase $31 improvement 1. Of like portfolios and time periods, covering first 24-months of collections after purchase.

PROPRIETARY 7 COLLECTIONS IN Q1 REACHED AN ALL-TIME RECORD ALSO DRIVEN BY EUROPE Collections by Geography 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 United States Europe Latin America 351 425 278 380 394 397 409 407 $M

PROPRIETARY STRONG COLLECTIONS LED TO IMPROVED CASH FLOWS 8 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP $M Adjusted Quarterly EBITDA* Adjusted EBITDA -Trailing Twelve Months 172 256 231 252 206 241 250 266 0 50 100 150 200 250 300 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 633 713 784 859 943 963 999 1,015 0 200 400 600 800 1,000 1,200 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 $M $M

PROPRIETARY WE’RE BOTH REDUCING OUR DEBT AND GROWING OUR EBITDA, RESULTING IN IMPROVED DEBT LEVERAGE Total Debt $M Total Debt/Adjusted EBITDA* 9 2,612 2,716 2,791 2,774 2,691 2,500 2,550 2,600 2,650 2,700 2,750 2,800 2,850 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 3.04 2.88 2.90 2.78 2.65 2.4 2.5 2.6 2.7 2.8 2.9 3.0 3.1 3.2 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP

PROPRIETARY 10  Increased collections 21% compared to Q1 2014  Increased revolving credit facility from ₤85M to ₤195M  Cabot contributed $0.28 of Economic EPS to Encore earnings in Q1 Cabot Update CABOT IS WELL POSITIONED TO BENEFIT FROM CONTINUED GROWTH IN THE UK DEBT PURCHASE MARKET

PROPRIETARY 11  Encore acquired Atlantic Credit & Finance in 2014 to become better positioned to compete in the market for high-balance, fresh paper  Encore is absorbing and internally incorporating ACF’s proven expertise in collecting on high-balance fresh portfolio  Majority of domestic supply now composed of recently charged-off paper Atlantic Update AFTER ACQUIRING ATLANTIC, ENCORE IS WELL POSITIONED FOR THE US MARKET’S CONCENTRATION OF FRESH PAPER

12 Detailed Financial Discussion

PROPRIETARY 13 Q1 DEPLOYMENTS REFLECT OUR COMMITMENT TO DEPLOY CAPITAL PRUDENTLY Deployments by Quarter $M 0 50 100 150 200 250 300 350 400 Q2 2014 Q3 2014 Q4 2014 Q1 2015 United States Europe Latin America $336 $275 $179 $328 ACF Portfolio $105

PROPRIETARY 14 COLLECTIONS IN Q1 REACHED AN ALL-TIME RECORD DRIVEN BY CONSUMER-FOCUSED PROGRAMS AND EUROPE Collections by Geography 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 United States Europe Latin America 351 425 278 380 394 397 409 407 $M 351 425 278 380 394 397 409 407 Collections by Channel

PROPRIETARY WE ALSO DELIVERED RECORD REVENUES IN Q1 Revenue by Geography 15 0 50 100 150 200 250 300 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 United States Europe Latin America $M 237 254 156 236 277 286 269 273

PROPRIETARY COST TO COLLECT REFLECTS OUR ABSORPTION OF THE ATLANTIC ACQUISITION AND A HIGHER SHARE OF LEGAL COLLECTIONS 16 Overall Cost to Collect* 38% 38% 40% 39% 42% 40% 38% 39% 0% 10% 20% 30% 40% 50% 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 Q2 Q3 Q4 Q1 ⃰ Cost to Collect = Adjusted Operating Expenses / Dollar collected. See Appendix for reconciliation of Adjusted Operating Expenses to GAAP. Channel Q1 2015 CTC Q1 2014 CTC Europe 33.2% 28.9% United States 40.9% 40.2% Latin America 29.0% 32.1% Encore 38.8% 37.7%

PROPRIETARY WE CONTINUE TO DRIVE SIGNIFICANT VALUE THROUGH OUR LEGAL CHANNEL US Legal Collections - 20 40 60 80 100 120 140 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $M US Legal Cost to Collect 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 17 Legal Outsourcing Internal Legal Legal Outsourcing Internal Legal 130 29 120 31 35.3% 36.1% 38.9% 38.4%

PROPRIETARY Estimated Remaining Collections $M 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 18 OUR ERC HAS GROWN 7% DURING THE PAST YEAR * ERC at time of acquisition Acquired AACC* $952 Acquired Cabot* $1,445 Acquired Marlin* $607 Acquired Atlantic* $275 $5,080 $4,758

PROPRIETARY CABOT CONTRIBUTED $0.28 TO ENCORE’S Q1 ECONOMIC EPS In 000’s except per share amounts Janus Encore Europe Holdings EEH Consolidated Total revenues $ 79,777 - $ 79,777 Total operating expenses (40,782) - (40,782) Income from operations $ 38,995 - $ 38,995 Non-PEC interest expense (23,297) - (23,297) PEC interest (expense) income (11,732) 5,749 (5,983) Other income 758 - 758 Earnings Before Income Tax $ 4,724 $ 5,749 $ 10,473 Income tax (2,121) - (2,121) Net (loss) / profit before minority interest $ 2,603 $ 5,749 $ 8,352 JCF / Mgmt noncontrolling interest (365) (1,117) (1,482) Net (loss) / income attributable to Encore $ 2,238 $ 4,632 $ 6,870 One-time and non-cash items, net of tax 409 Adjusted income attributable to Encore $ 7,279 Economic share count 26,441 Economic EPS $ 0.28 19 Q1 2015 Operating Performance of Janus Holdings and Encore Europe 0.19 0.21 0.26 0.28 0.00 0.05 0.10 0.15 0.20 0.25 0.30 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Cabot’s Economic EPS Contribution $

PROPRIETARY ENCORE DELIVERED RECORD ECONOMIC EPS OF $1.23 IN Q1 20 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.08 $1.19 $1.23 $0.06 $0.05 Net income per diluted share attributable to Encore Net non-cash interest and issuance cost amortization, net of tax Acquisition, integration and restructuring related fees, net of tax Adjusted income per diluted share attributable to Encore - (Accounting)* Adjusted Income Attributable to Encore - (Economic)* Less ~900K shares which are reflected in GAAP EPS, but will not be issued

21 Q&A

22 Appendix

PROPRIETARY 23 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share/Economic EPS have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

PROPRIETARY 24 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended March 31, 2015 2014 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net income attributable to Encore, as reported $ 29,425 $ 1.08 $ 1.11 $ 23,180 $ 0.82 $ 0.87 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,666 0.06 0.07 1,291 0.05 0.05 Acquisition, integration and restructuring related expenses, net of tax 1,352 0.05 0.05 4,358 0.15 0.16 Adjusted Income Attributable to Encore $ 32,443 $ 1.19 $ 1.23 $ 28,829 $ 1.02 $ 1.08 * Economic EPS for the three months ended March 31, 2015 and March 31, 2014 excludes approximately 0.9 million and 1.5 million shares, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 GAAP net income, as reported $ 19,448 $ 11,012 $ 21,064 $ 22,216 $ 18,830 $ 21,353 $ 30,138 $ 27,957 $ 29,967 (Gain) loss from discontinued operations, net of tax - - 308 1,432 - - - 1,612 - Interest expense 6,854 7,482 29,186 29,747 37,962 43,218 43,498 42,264 42,303 Provision for income taxes 12,571 7,267 10,272 15,278 11,742 14,010 10,154 16,819 15,883 Depreciation and amortization 1,846 2,158 4,523 5,020 6,117 6,829 6,933 8,070 8,350 Amount applied to principal on receivable portfolios 129,487 126,364 154,283 124,520 159,106 161,048 155,435 139,075 160,961 Stock-based compensation expense 3,001 2,179 3,983 3,486 4,836 4,715 4,009 3,621 5,905 Acquisition, integration and restructuring related expenses 1,276 16,033 7,752 4,260 11,081 4,645 1,622 1,951 2,772 Adjusted EBITDA $ 174,483 $ 172,495 $ 231,371 $ 205,959 $ 249,674 $ 255,818 $ 251,789 $ 241,369 $ 266,141 RECONCILIATION OF ADJUSTED EBITDA 25

PROPRIETARY Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 GAAP total operating expenses, as reported $ 126,238 $ 174,429 $ 168,466 $ 185,472 $ 190,689 $ 188,960 $ 188,224 $ 199,627 Adjustments: Stock-based compensation expense (2,179) (3,983) (3,486) (4,836) (4,715) (4,009) (3,621) (5,905) Operating expense related to other operating segments (6,367) (12,115) (12,755) (19,832) (26,409) (25,058) (25,867) (26,349) Acquisition, integration and restructuring related expenses (12,403) (7,752) (4,260) (11,081) (4,645) (1,622) (1,951) (2,772) Adjusted Operating Expenses $ 105,289 $ 150,579 $ 147,965 $ 149,723 $ 154,920 $ 158,271 $ 156,785 $ 164,601 26